Exhibit 10.8.1

ANNEX B

ADDRESSES FOR NOTICES

Wells Mid-Horizon Value-Added Fund I, LLC

6200 The Corners Parkway, Suite 250

Norcross, Georgia 30092-3365

Attention: Chris Daniels

Telephone: (770) 243-8594

Facsimile: (770) 243-8594

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

Notices of Borrowing, Conversion, Continuation and Letter of Credit Issuance

135 South LaSalle Street

Chicago, Illinois 60603

Attention: Kathryn Schad

Telephone: (312) 992-4908

Facsimile: (312) 992-1324

All Other Notices

135 South LaSalle Street

Chicago, Illinois 60603

Attention: Kathryn Schad

Telephone: (312) 992-4908

Facsimile: (312) 992-1324

Schedule 9.6

Litigation and Contingent Liabilities

None.

Schedule 9.8

Subsidiaries

None.

Schedule 9.16

Insurance

Attached.

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YY): 05/10/06

PRODUCER	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
Aon Risk Services, Inc. of Georgia 3565 Piedmont Rd NE, Bldg1, #700 Atlanta GA 30305 PHONE - (404) 261-3400 FAX - (404) 264-3002	COMPANIES AFFORDING COVERAGE COMPANY A: Federal Insurance Company
INSURED Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA	COMPANY B: American International South Ins Co COMPANY C: COMPANY D:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A	GENERAL LIABILITY [X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS MADE [X] OCCUR [ ] OWNER'S & CONTRACTOR'S PROT [X] Per Location Aggregate	74986133 Commercial General Liability	03/01/06	03/01/07	GENERAL AGGREGATE	$2,000,000
					PRODUCTS - COMP/OP AGG	$2,000,000
					PERSONAL & ADV INJURY	$1,000,000
					EACH OCCURRENCE	$1,000,000
					FIRE DAMAGE (Any one fire)	$1,000,000
					MED EXP (Any one person)	$5,000
	AUTOMOBILE LIABILITY [ ] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [ ] HIRED AUTOS [ ] NON-OWNED AUTOS				COMBINED SINGLE LIMIT	
					BODILY INJURY (Per person)	
					BODILY INJURY (Per accident)	
					PROPERTY DAMAGE	
	GARAGE LIABILITY [ ] ANY AUTO				AUTO ONLY - EA ACCIDENT	
					OTHER THAN AUTO ONLY:	[redacted]
					EACH ACCIDENT	
					AGGREGATE	
B	EXCESS LIABILITY [X] UMBRELLA FORM [ ] OTHER THAN UMBRELLA FORM	5190600	03/01/06	03/01/07	EACH OCCURRENCE	$25,000,000
					AGGREGATE	$25,000,000
					Retained Limit Amoun	$10,000
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY THE PROPRIETOR/PARTNERS/EXECUTIVE OFFICERS ARE: [ ] INCL [ ] EXCL				WC STATUTORY LIMITS / OTH-ER	[redacted]
					EL EACH ACCIDENT	
					EL DISEASE-POLICY LIMIT	
					EL DISEASE-EA EMPLOYEE	

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

Named Insured: Wells Mid-Horizon Value-Added Fund I, LLC. LaSalle Bank National Association is included as additional insured under general liability as their interest may appear and as required by contract.

CERTIFICATE HOLDER

LaSalle Bank National Association
Attn: Kathryn Schad
135 South LaSalle Street
Chicago, IL 60603 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE: [signature]

Certificate No: 570011784437

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YY) 05/10/06

PRODUCER	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
Aon Risk Services, Inc. of Georgia 3565 Piedmont Rd NE,Blg1,#700 Atlanta GA 30305 PHONE - (404) 261-3400 FAX - (404) 264-3002	COMPANIES AFFORDING COVERAGE COMPANY A: Federal Insurance Company
INSURED Wells Mid-Horizon Value-Added Fund I, L Attn: Brian Sammons 6200 The Corners Parkway Atlanta GA 30392 USA	COMPANY B: American International South Ins Co COMPANY C: COMPANY D:

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A	GENERAL LIABILITY [X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS MADE [X] OCCUR [ ] OWNER'S & CONTRACTOR'S PROT [X] Per Location Aggregate	74996133 Commercial General Liability	03/01/06	03/01/07	GENERAL AGGREGATE	$2,000,000
					PRODUCTS - COMP/OP AGG	$2,000,000
					PERSONAL & ADV INJURY	$1,000,000
					EACH OCCURRENCE	$1,000,000
					FIRE DAMAGE (Any one fire)	$1,000,000
					MED EXP (Any one person)	$5,000
	AUTOMOBILE LIABILITY [ ] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [ ] HIRED AUTOS [ ] NON-OWNED AUTOS				COMBINED SINGLE LIMIT	
					BODILY INJURY (Per person)	
					BODILY INJURY (Per accident)	
					PROPERTY DAMAGE	
	GARAGE LIABILITY [ ] ANY AUTO				AUTO ONLY - EA ACCIDENT	
					OTHER THAN AUTO ONLY: EACH ACCIDENT	
					AGGREGATE	
B	EXCESS LIABILITY [X] UMBRELLA FORM [ ] OTHER THAN UMBRELLA FORM	5190600	03/01/06	03/01/07	EACH OCCURRENCE	$25,000,000
					AGGREGATE	$25,000,000
					Retained Limit Amount	$10,000
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY THE PROPRIETOR/ PARTNERS/EXECUTIVE OFFICERS ARE: [ ] INCL [ ] EXCL				WC STATUTORY LIMITS / OTHER	
					EL EACH ACCIDENT	
					EL DISEASE-POLICY LIMIT	
					EL DISEASE-EA EMPLOYEE	

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

Named Insured: Wells Mid-Horizon Value-Added Fund I, LLC. LaSalle Bank National Association is included as additional insured under general liability as their interest may appear and as required by contract.

CERTIFICATE HOLDER | CANCELLATION

LaSalle Bank National Association Attn: Kathryn Schad 135 South LaSalle Street Chicago, IL 60603 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES. AUTHORIZED REPRESENTATIVE [signature]

Certificate No: 570017844587

ACORD. EVIDENCE OF PROPERTY INSURANCE | DATE 03/10/06

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER — PHONE (A/C, No, Ext): (404) 261-3400 Aon Risk Services, Inc. of Georgia 3565 Piedmont Rd NE,Blg1,#700 Atlanta GA 30305 USA FAX: (404) 264-3002	COMPANY Lexington Insurance Company
CODE: — SUB CODE:	
AGENCY CUSTOMER ID #: 570000025815	
INSURED Walls Mid-Horizon Value-Added Fund I, L Attn: Brian Summons 6200 The Corners Parkway Atlanta GA 30392 USA,	LOAN NUMBER: — POLICY NUMBER: 7478830 EFFECTIVE DATE: 03/01/06 — EXPIRATION DATE: 03/01/07 — ☐ CONTINUED UNTIL TERMINATED IF CHECKED THIS REPLACES PRIOR EVIDENCE DATED:

Holder Identifier : LENDE

Certificate No : 570017844669

PROPERTY INFORMATION

LOCATION/DESCRIPTION

Full Named Insured: Walls Mid-Horizon Value-Added Fund I, LLC. RE: EVIDENCE OF INSURANCE ONLY.

COVERAGE INFORMATION

COVERAGE/PERILS/FORMS		AMOUNT OF INSURANCE	DEDUCTIBLE
Commercial Property Coverage	Loss Limit	$ 100,000,000	
	Loss Limit Deductibl	$ 100,000	
	Earthquake - per Occ	$ 100,000,000	$ 100,000
	Flood - per Occurren	$ 100,000,000	$ 100,000

REMARKS (Including Special Conditions)

See attached addendum for participating carriers and sublimits. All subject to policy terms, conditions, exclusions and various other deductibles where applicable.

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS LaSalle Bank National Association Attn: Kathryn Schad 135 South LaSalle Street Chicago, IL 60603 USA	☐ MORTGAGEE ☐ ADDITIONAL INSURED ☐ LOSS PAYEE LOAN # AUTHORIZED REPRESENTATIVE: [signature]

INSURED

Wells Mid-Horizon Value-Added Fund I, L

Attn: Brian Simmons
6200 The Corners Parkway
Atlanta GA 30392 USA

Program Design - March 1, 2006 - 2007

Property Insurance - Primary $100,000,000 Layer

The following insurers are affording coverage in the $100,000,000 Primary Layer:

Lexington Insurance Company - 30% of $100 million - Policy No. 7478880
Allianz Global Risks US Ins Co - 20% of $100 million - Policy No. CLP3006000
XL Insurance America, Inc. - 20% of $100 million - Policy No. US00007625PR06A
Arch / Liberty Ins - 10% of Primary $50 million - Policy No's. PRP0013445-00 & YS2L9L432858028
GEP / Lloyds - 10% of $50 million xs $50 million - Policy No. GEP1515

Special Causes of Loss form. Replacement Cost Valuation. Agreed Amount/Coinsurance waived.
Business Income/Rents - included in Loss Limit. Actual Loss Sustained / Extended Period of Indemnity: 365 Days.
Certified & Non-Certified Terrorism: $100,000,000.
Demolition/Increased Cost of Construction: $100,000,000.
Debris Removal: Greater of 25% of Physical Damage Loss or $25,000,000.
Flood / 100-yr flood locations: $50,000,000 ea occ & aggregate.
Flood / 100-yr flood deductibles: $500,000 per building / $500,000 per bldg for contents (shall be excess of NFIP whether purchased or not).
Flood / All other locations: $100,000,000 ea occ & aggregate. Deductible: 5% of TIV/$100,000 minimum ea occ.
Earthquake Shock / California: $30,000,000 ea occ & aggregate. Deductible: 5% of TIV/$250,000 minimum ea occ.
Earthquake Shock / Other: $100,000,000. Deductible: $100,000 ea occ, except:
Earthquake Shock Deductibles / New Madrid, AK, HI & PR: 2% of TIV/$250,000 minimum ea occ.
Earthquake Shock Deductibles / Pacific NW: 3% of TIV/$250,000 minimum ea occ.
Windstorm Deductible: 5% of TIV/$250,000 minimum ea occ. Locations: FL, Caribbean, HI; any other locations within 50 miles of the coast for states of TX through VA; & first tier counties as defined in the policy.

Boiler & Machinery coverage provided by Hartford Steam Boiler, policy no. FBP2285232
Eqpt Breakdown Limit: $100,000,000. / Ded: $50,000.

Certificate No : 570017844699

Schedule 9.17

Real Property

None.

Schedule 9.21

Labor Matters

None.

Schedule 11.2

Existing Liens

None.

Schedule 11.11

Investments

None.

EXHIBIT A

FORM OF

NOTE

                ,

Chicago, Illinois

$

The undersigned, for value received, promises to pay to the order of                      (the “Lender”) at the principal office of LaSalle Bank National Association (the “Administrative Agent”) in Chicago, Illinois the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown on the schedule attached hereto (and any continuation thereof) or in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of June 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain financial institutions (including the Lender) and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC, a Georgia Limited liability company

By:	Wells Investment Management Company, LLC, Its Manager

By:

Name:
Title:

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

To:	LaSalle Bank National Association, as Administrative Agent

Please refer to the Credit Agreement dated as of June 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Wells Mid-Horizon Value - Added Fund I, LLC (the “Company”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I.

        Reports. Enclosed herewith is a copy of the [annual audited/quarterly] report of the Company as at             , 20     (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations of the Company as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II.

        Financial Tests. The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement. [Please attach all relevant calculations as schedule(s) to this certificate.]

A.	Section 11.14.1	Maximum Leverage Ratio (on and after the Financial Covenant Start Date)

	(1)	Total Debt of the Company and its Subsidiaries as of the last day of such Fiscal Quarter	$

	(2)	As of the last day of such Fiscal Quarter, for each Non-Stabilized Property, the most current “as is” Appraised Value for each such Non-Stabilized Property

		(a) [Description of Non-Stabilized Property]	$
		(b) [Description of Non-Stabilized Property]	$
		(c) [Continue to list Non Stabilized Properties, as applicable]	$

	(3)	Sum of (2)(a) through (2)( )	$

	(4)	As of the last day of such Fiscal Quarter, for each Stabilized Property, the lesser of (1) the “stabilized” Appraised Value for such Stabilized Property and (2) the Mortgageability Amount for such Stabilized Property divided by 0.75%

		(a) [Description of Stabilized Property]	$
		(b) [Description of Stabilized Property]	$
		(c) [Continue to list Stabilized Properties, as applicable]	$

	(5)	Sum of 4(a) through (4)( )	$

	(6)	Sum of (3) and (5) – Borrowing Base Asset Value	$

	(7)	Corporate Asset Value	$

	(8)	Sum of (6) and (7)	$

	(9)	Ratio of (1) to (8) (expressed as a percentage)%

	(10)	Maximum allowed percentage	70.000%

B.	Section 11.14.2	Minimum Net Operating Income to Interest Expense Ratio (on and after the Financial Covenant Start Date)

	(1)	Net Operating Income for the Company and its Subsidiaries for such Fiscal Quarter	$

	(2)	Aggregate amount of all interest, charges and similar expenses paid by the Company and its Subsidiaries to a lender (Including a Lender under the Credit Agreement) during such Fiscal Quarter in connection with borrowed money or the deferred purchase price of assets that are treated as Interest in accordance with GAAP	$

	(3)	Ratio of (1) to (2)	to 1.00

	(4)	Minimum required ratio (for the period beginning on the Financial Covenant Start Date and ending on the twenty-four month anniversary thereof)	1.35 to 1.00

	(5)	Minimum required ratio (thereafter)	1.50 to 1.00

C.	Section 11.14.3	Minimum Fixed Charge Coverage Ratio (on and after the Financial Covenant Start Date)

	(1)	Net Operating Income for the Company and its Subsidiaries for such Fiscal Quarter	$

	(2)	Aggregate amount of all interest, charges and similar expenses paid by the Company and its Subsidiaries to a lender (Including a Lender under the Credit Agreement) during such Fiscal Quarter in connection with borrowed money or the deferred purchase price of assets that are treated as interest in accordance with GAAP	$

	(3)	Aggregate amount of current maturities of that portion of Debt constituting principal during such Fiscal Quarter	$

	(4)	Amount of all cash distributors made by the Company to the holders of its Capital Securities during such Fiscal Quarter	$

	(5)	Sum of (2), (3) and (4)	$

	(6)	Ratio of (1) to (5)	to 1.00

	(7)	Minimum required ratio (for the period beginning on the Financial Covenant Start Date and ending on the twenty-four month anniversary thereof)	1.15 to 1.00

	(8)	Minimum required ratio (thereafter)	1.30 to 1.00

D.	Section 11.14.4	Maximum Variable Rate Debt to Total Asset Value Ratio (on and after the Financial Covenant Start Date)

	(1)	Total Debt for the Company and its Subsidiaries during such Fiscal Quarter which accrues interest at a variable (and not a fixed) rate of interest	$

	(2)	The aggregate value, as determined in accordance with GAAP, of the Company’s and its Subsidiaries’ assets (including, without limitation, all Real Property Assets and all assets included in the calculation of Corporate Asset Value)	$

	(3)	Ratio of (1) to (2) (expressed as a percentage)%

	(4)	Maximum allowed percentage	30.000%

E.	Section 11.14.5	Limitation on Investments (on and after the Financial Covenant Start Date)

	(1)	Corporate Asset Value	$

	(2)	The aggregate amount of the Company’s and its Subsidiaries Investments in:

		(a) unimproved real property or real property that does not constitute a Real Property Asset	$

		(b) joint ventures not constituting Subsidiaries formed to engage in real estate activities permitted hereunder	$

		(c) real estate development projects	$

		(d) any other asset than a Real Property Asset not described in items (a), (b) or (c) above	$

	(3)	Sum of (2)(a) through (2)(d)	$

	(4)	Ratio of (3) to (1) (expressed as a percentage)%

	(5)	Maximum allowed percentage	30.000%

	(6)	Ratio of (2)(a) to (1) (expressed as a percentage)%

	(7)	Maximum allowed percentage	10.000%

	(8)	Ratio of (2)(b) to (1) (expressed as a percentage)%

	(9)	Maximum allowed percentage	15.000%

	(10)	Ratio of (2)(c) to (1) (expressed as a percentage)%

	(11)	Maximum allowed percentage	15.000%

	(12)	Ratio of (2)(d) to (1) (expressed as a percentage)%

	(13)	Maximum allowed percentage	5.000%

III.

The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following Borrowing Base Requirements contained in the Credit Agreement. [Please attach all relevant calculations as schedule(s) to this certificate.]

A.
	(1)	Net Operating Income for the Borrowing Base Properties	$

	(2)	Implied Debt Service	$

	(3)	Ratio of (1) to (2)	to 1.00

	(4)	Minimum required ratio (for the period beginning on the Financial Covenant Start Date and ending on the twenty four month anniversary thereof)	1.15 to 1.00

	(5)	Minimum required ratio (thereafter)	1.25 to 1.00

B.
	(1)	Aggregate amount of Net Operation Income for Non-Stabilized Properties	$

	(2)	For the period beginning twelve months after the Financial Covenant Start Date and ending on the twenty four month anniversary of the Financial Covenant Start Date, does (1) exceed 50% of Net Operating Income for all Borrowing Base Properties?	Yes/No

	(3)	Thereafter, does (1) exceed 25% of Net Operating Income for all Borrowing Base Properties?	Yes/No

C.
	(1)	Net Operating Income for the space within those Borrowing Base Properties rented or leased by Dark Tenants	$

	(2)	For the period beginning on the Financial Covenant Start Date and ending on the nine month anniversary thereof, does (1) exceed 50% of Net Operating Income for all Borrowing Base Properties?	Yes/No

	(3)	Thereafter, does (1) exceed 25% of Net Operating Income for all Borrowing Base Properties?	Yes/No

	(4)	Net Operating Income for the space within those Borrowing Base Properties leased or rented by Non-Investment Grade Dark Tenants	$

	(5)	Does (4) exceed 50% of the aggregate Net Operating Income for all the space within those Borrowing Base Properties leased or rented by Dark Tenants?	Yes/No

D.
	(1)	Aggregate principal amount of the Obligations	$

	(2)	Borrowing Base Asset Value [from II.A(6) above]	$

	(3)	Ratio of (1) to (2) (expressed as a percentage)%

	(4)	Maximum allowed percentage	70.000%

E.
	(1)	Is at least 50% of each Borrowing Base Property subject to rental or lease arrangements with tenants or lessees?	Yes/No

F.
	(1)	For the period beginning on the Financial Covenant Start Date and ending on the twelve month anniversary thereof, are at least 65% of the Borrowing Base Properties, taken as a whole, subject to rental or lease arrangements with tenants or lessees?	Yes/No

	(2)	Thereafter, are at least 75% of the Borrowing Base Properties, taken as a whole, subject to rental or lease arrangements with tenants or lessees?	Yes/No

G.
	(1)	Aggregate principal amount of the Obligations	$

	(2)	On or after the Financial Covenant Start Date, with respect to all Non-Stabilized Properties, does (1) exceed 75% of the most current “as-is” Appraised Value for each such Non-Stabilized Property as it appears in the most recent appraisal approved by the Administrative Agent for such Non-Stabilized Property?	Yes/No

	(3)	On or after the Financial Covenant Start Date, with respect to all Stabilized Properties, does (1) exceed the lesser of (x) 75% of the most current “stabilized” Appraised Value for each such Stabilized Property as it appears in the most recent appraisal approved by the Administrative Agent for such Stabilized Property and (y) the Mortgageability Amount for such Stabilized Property?	Yes/No

H.
	(1)	On or after the Financial Covenant Start Date, does each Real Property Asset constituting Collateral quality as a Borrowing Base Asset?	Yes/No

IV.

The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following Company Portfolio Requirements contained in the Credit Agreement. [Please attach all relevant calculations as schedule(s) to this certificate.]

A.
	(1)	For the period beginning on the Financial Covenant Start Date, and ending on the twelve month anniversary thereof, are at least 65% of the Real Property Assets taken as a whole subject to rental or lease arrangements with tenants or lessees, with occupancy being determined on a weighted average basis for all of the Borrowing Base Properties?	Yes/No

	(2)	Thereafter, are at least 75% of the Real Property Assets taken as a whole subject to rental or lease arrangements with tenants or lessees, with occupancy being determined on a weighted average basis for all of the Borrowing Base Properties?	Yes/No

B.
	(1)	From and after the eighteenth month after the Financial Covenant Start Date, does more than 20% of Net Operating Income arise from any single Real Property Asset?	Yes/No

	(2)	From and after the eighteenth month after the Financial

		Covenant Start Date, does more than 40% of Net Operating Income shall arise from any one multiple statistical area (as each such area shall be identified by the Company and approved by the Administrative Agent)?	Yes/No

	(3)	From and after the eighteenth month after the Financial Covenant Start Date, does more than 20% of Net Operating Income shall arise from any single tenant or lessor (as determined based upon all of the space rented or leased by such tenant or lessor)?	Yes/No

V.	The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following in connection with the Guarantors’ obligations under the Guaranty and Collateral Agreement [Please attach all relevant calculations (including all EBITDA components) as schedule(s) to this certificate.]

	(1)	EBITDA	$

	(2)	Aggregate amount of net proceeds since the Closing Date resulting from the Company’s sale, transfer, or assignment of its Capital Securities	$

	(3)	Sum of (1) and (2)	$

	(4)	Is the amount in (3) less than $30,000,000?	Yes/No

	(5)	Is the amount in (3) less than $20,000,000?	Yes/No

	(6)	If the Company has answered “Yes” to either Item (4) or item (5), the Guarantors are required to remain subject to the Guaranty and Collateral Agreement. See such agreement for such guaranty requirement.

The Company further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

The Company has caused this Certificate to be executed and delivered by its duly authorized officer on             , 20    .

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC,
a Georgia limited liability company

By:	Wells Investment Management Company, LLC.
Its Manager

By:
Name:
Title:

EXHIBIT C

FORM OF

ASSIGNMENT AGREEMENT

Date:

To:	Wells Mid-Horizon Value - Added Fund I, LLC

and

LaSalle Bank National Association, as Administrative Agent

Re:	Assignment under the Credit Agreement referred to below

Gentlemen and Ladies:

Please refer to Section 15.6.1 of the Credit Agreement dated as of June 30, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”) among Wells Mid-Horizon Value – Added Fund I, LLC (the “Company”), various financial Institutions and LaSalle Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

                     (the “Assignor”) hereby sells and assigns, without recourse, to                      (the “Assignee”), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to     % of all of the Loans, of the participation interests in the Letters of Credit and of the Commitments, such sale, purchase, assignment and assumption to be effective as of             ,          or such later date on which the Company and the Administrative Agent shall have consented hereto (the “Effective Date”). After giving effect to such sale, purchase, assignment and assumption, the Assignee’s and the Assignor’s respective Percentages for purposes of the Credit Agreement will be as set forth opposite their names on the signature pages hereof.

The Assignor hereby instructs the Administrative Agent to make all payments from and after the Effective Date in respect of the interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the Effective Date are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

The Assignee represents and warrants to the Company and the Administrative Agent that, as of the date hereof, the Company will not be obligated to pay any greater amount under Section 7.6 or 8 of the Credit Agreement than the Company is obligated to pay to the Assignor under such Section. [The Assignee has delivered, or is delivering concurrently herewith, to the Company and the Administrative Agent the forms required by Section 7.6 of the Credit Agreement.] [INSERT IF ASSIGNEE IS ORGANIZED UNDER THE LAWS OF A JURISDICTION OTHER THAN THE UNITED STATES OF AMERICA OR A STATE THEREOF.] The [Assignee/Assignor] [Company] shall pay the fee payable to the Administrative Agent pursuant to Section 15.6.1.

The Assignee hereby confirms that it has received a copy of the Credit Agreement. Except as otherwise provided in the Credit Agreement, effective as of the Effective Date:

(a)

the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and to have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

(b)	the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.

The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitment:

(A)	Institution Name:

Address:

Attention:

Telephone:

Facsimile:

(B)	Payment Instructions:

This Assignment shall be governed by and construed in accordance with the laws of the State of Illinois

Please evidence your receipt hereof and your consent to the sale, assignment, purchase and assumption set forth herein by signing and returning counterparts hereof to the Assignor and the Assignee.

Percentage = %	[ASSIGNEE]

By:
Title:

Adjusted Percentage = %	[ASSIGNOR]

By:
Title:

ACKNOWLEDGED AND CONSENTED TO

this      day of             ,

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Title:

ACKNOWLEDGED AND CONSENTED TO

this      day of             ,

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC, a Georgia limited liability company

By:	Wells Investment Management Company, LLC, Its Manager

By:
Name:
Title:

EXHIBIT D

FORM OF NOTICE OF BORROWING

To:                LaSalle Bank National Association, as Administrative Agent

Please refer to the Credit Agreement dated as of June 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Wells Mid-Horizon Value - Added Fund I, LLC (the “Company”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby gives irrevocable notice, pursuant to Section 2.2.2 of the credit Agreement, of a request hereby for a borrowing as follows:

(i) The requested borrowing date for the proposed borrowing (which is a Business Day) is             ,         .

(ii) The aggregate amount of the proposed borrowing is $                 .

(iii) The type of Revolving Loans comprising the proposed borrowing are [Base Rate] [LIBOR] Loans.

(iv) The duration of the Interest Period for each LIBOR Loan made as part of the proposed borrowing, if applicable, is                      months (which shall be 1,2,3 or 6 months).

The undersigned hereby certifies that on the date hereof and on the date of borrowing set forth above, and immediately after giving effect to the borrowing requested hereby: (i) there exists and there shall exist no Unmatured Event of Default or Event of Default under the Credit Agreement; (ii) the Borrowing Base Requirements have been satisfied and will remain satisfied after giving effect to the Loan described herein, and the Borrowing Base Property Conditions have been satisfied with respect to any Real Property Asset added to the Collateral contemporaneously with such Loan, and (iii) each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to another date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

The Company has caused this Notice of Borrowing to be executed and delivered by its officer thereunto duly authorized on             ,         .

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC, a Georgia limited liability company

By:	Wells Investment Management Company, LLC, Its Manager

By:
Name:
Title:

EXHIBIT E

FORM OF NOTICE OF CONVERSION/CONTINUATION

To:                LaSalle Bank National Association, as Administrative Agent

Please refer to the Credit Agreement dated as of June 30, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Wells Mid-Horizon Value - Added Fund I, LLC (the “Company”), various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned hereby gives irrevocable notice, pursuant to Section 2.2.3 of the Credit Agreement, of its request to:

(a) on [ date ] convert $[                ] of the aggregate outstanding principal amount of the [                ] Loan, bearing interest at the [                ] Rate, into a(n) [                ] Loan [and, in the case of a LIBOR Loan, having an Interest Period of [    ] month(s)];

[(b) on [ date ] continue $[                ] of the aggregate outstanding principal amount of the [                ] Loan, bearing interest at the LIBOR Rate, as a LIBOR Loan having an Interest Period of [    ] month(s)] .

The undersigned hereby represents and warrants that all of the conditions contained in Section 12.2 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the conversion/continuation requested hereby, before and after giving effect thereto.

The Company has caused this Notice of Conversion/Continuation to be executed and delivered by its officer thereunto duly authorized on             ,         .

WELLS MID-HORIZON VALUE-ADDED FUND I, LLC, a Georgia limited liability company

By:	Wells Investment Management Company, LLC, Its Manager

By:
Name:
Title: